UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) November 8, 2006

                    COMMISSION FILE NUMBER OF ISSUING ENTITY:
                                  333-131213-13

                           RALI SERIES 2006-QS9 TRUST

        -----------------------------------------------------------------
                         (EXACT NAME OF ISSUING ENTITY)

                      COMMISSION FILE NUMBER OF DEPOSITOR:
                                   333-131213

                        RESIDENTIAL ACCREDIT LOANS, INC.

        -----------------------------------------------------------------
              (EXACT NAME OF DEPOSITOR AS SPECIFIED IN ITS CHARTER)

                        RESIDENTIAL FUNDING COMPANY, LLC

        -----------------------------------------------------------------
               (EXACT NAME OF SPONSOR AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                        None
        (STATE OR OTHER JURISDICTION                        (I.R.S. EMPLOYER
                OF INCORPORATION)                           IDENTIFICATION NO.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
 ------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

        -----------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.

On November 8, 2006, Residential Accredit Loans, Inc., as company, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee, entered into Amendment No. 1 to the Series Supplement, dated as of July 1, 2006, to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2006, relating to the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS9.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                Sequentially
Exhibit                                                           Numbered
Number                                                          Exhibit Page

10.1 Amendment No. 1, dated as of November 8, 2006, amending the Pooling and Servicing Agreement among Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RESIDENTIAL ACCREDIT LOANS, INC.

                                       By:   /s/ Heather Anderson
                                          ----------------------------------
                                          Name:   Heather Anderson
                                          Title:  Vice President


Dated:  November 8, 2006

                                  EXHIBIT INDEX


EXHIBIT 10.1

Amendment  No. 1,  dated as of  November  8,  2006,  amending  the  Pooling  and
Servicing Agreement, among Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.